UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2025

Pattern Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42852	83-2556861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1441 West Innovation Way, Suite 500
Lehi, UT 84043
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (866) 765-1355
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A common stock, par value $0.001 per share	PTRN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 22, 2025, Pattern Group Inc. (the “Company”) filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, and its amended and restated bylaws (the “Bylaws”) became effective, in connection with the closing of the initial public offering of shares of the Company’s Series A common stock, par value $0.001 per share (the “Series A Common Stock”). As described in the final prospectus, dated September 18, 2025 (the “Prospectus”), relating to the Registration Statement on Form S-1 (File No. 333-289810), as amended, filed with the Securities and Exchange Commission on September 19, 2025, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, the Company’s board of directors and stockholders previously approved the amendment and restatement of these documents to be effective immediately prior to the closing of the Company’s initial public offering. A description of certain provisions of the Certificate of Incorporation and the Bylaws is set forth in the section titled “Description of Capital Stock” in the Prospectus.
The foregoing description of the Certificate of Incorporation and the Bylaws is qualified in its entirety by reference to (1) the Certificate of Incorporation filed as Exhibit 3.1 hereto and (2) the Bylaws filed as Exhibit 3.2 hereto, each of which is incorporated herein by reference.
Item 8.01Other Events.
Completion of the Initial Public Offering
On September 22, 2025, the Company completed its initial public offering of an aggregate of 21,428,572 shares of Series A Common Stock at a price to the public of $14.00 per share, 10,714,286 of which shares were sold by the Company and 10,714,286 of which shares were sold by certain selling stockholders. The gross proceeds to the Company from the initial public offering were $150,000,004, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company did not receive any proceeds from the sale of shares of Series A Common Stock by the selling stockholders.

Item 9.01Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Pattern Group Inc.

3.2	Amended and Restated Bylaws of Pattern Group Inc.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: September 24, 2025	Pattern Group Inc.

	By:	/s/ Ben Craven
	Name:	Ben Craven
	Title:	General Counsel